SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 16, 2010

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07   Submission of Matters to Vote of Security Holders

Evolving Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 16, 2010 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado.  The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

Philip M. Neches and Richard R. Ramlall were elected to the Board of Directors for three-year terms expiring at the 2013 annual meeting of stockholders.  The stockholders also approved an amendment to the Company’s 2007 Stock Incentive Plan, as described in Item 5.02 below and in the Proxy Statement, and ratified the Board of Directors’ appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010.

The final voting results on these matters were as follows:

1.             Election of Directors

Name	Votes For	Votes Withheld
Philip M. Neches	5,839,906	78,612
Richard R. Ramlall	5,906,648	11,870

2.             Approval of an amendment to the Company’s 2007 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan by 250,000 shares and to provide for certain other amendments as described more fully in the Proxy Statement

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,700,882	212,807	4,829	3,011,043

3.             Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2010

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,820,747	102,799	6,015	0

ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2010, the Board of Directors of Evolving Systems, Inc. (the “Company”) adopted, subject to stockholder approval, an amendment to the Evolving Systems 2007 Stock Incentive Plan (the “2007 Plan”) to increase by 250,000 (less shares remaining for issuance as of the record date) the number of shares of common stock that may be awarded under the 2007 Plan (the “Amendment”).  The Amendment also (i) provides that a share issued with respect to future grants of full value awards (awards other than stock options or stock appreciation rights) will reduce the share reserve by one share instead of 1.5 shares, (ii) expands the performance measures for performance-based awards, (iii) requires action under the Plan to be by unanimous approval of all members of the Compensation Committee, (iv) provides that shares of common stock covered by Existing Awards (as defined in the Plan) that expire, are cancelled, terminate, are repurchased by us at cost or reacquired by us prior to vesting will be cancelled and will not revert to or be added to the share reserve or become available for issuance under the 2007 Plan, and (v) makes other changes intended to comply with Section 409A of the Internal Revenue Code (“Section 409A”).

Our stockholders approved the Amendment at the Annual Meeting of Stockholders held on June 16, 2010.

Text of Amendment.  The full text of the Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits.  The following exhibit is filed with this report.

Exhibit
Number	Description

99.1	Amended and Restated 2007 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2010

Evolving Systems, Inc.

By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended and Restated 2007 Stock Incentive Plan